SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                             December 23, 2002


                                  AmREIT, Inc.
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             (Exact name of registrant as specified in its charter)


                       Maryland                 000-28378
                (State of Incorporation) (Commission File Number)

                                   76-0410050
                       (IRS Employer Identification No.)

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                8 Greenway Plaza, Suite 824, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

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                                 (713) 850-1400
                           ---------------------------
              (Registrant's telephone number, including area code)


                                      [N/A]
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

                                 REORGANIZATION

General

          On July 16, 2002, the stockholders of AmREIT, Inc. ("AmREIT-Maryland"), a Maryland corporation, approved a proposal authorizing the reorganization of AmREIT-Maryland as a Texas real estate investment trust (a "Texas REIT") pursuant to the provisions of the Texas Real Estate Investment Trust Act (the "TRA"). The reorganization will be accomplished in a transaction exempt from federal income taxation by means of a merger of AmREIT-Maryland into a newly formed Texas REIT ("AmREIT-Texas"), pursuant to which each share of Class A Common Stock, par value $.01 per share, of AmREIT-Maryland (the "Class A Common Stock") and Class B Common Stock, par value $.01 per share, of AmREIT-Maryland (the "Class B Common Stock") will be converted, respectively, into one Class A common share of beneficial interest, par value $.01 per share (the "Class A Common Shares"), and one share of Class B common shares of beneficial interest, par value $.01 per share of AmREIT-Texas. It is anticipated that the Class A Common Shares will be listed on the American Stock Exchange under the symbol "AMY" (in substitution of the shares of Class A Common Stock of AmREIT-Maryland presently listed on the Exchange), and it is expected that it will not be necessary for stockholders of the Company to surrender or exchange their existing stock certificates representing shares of the Common Stock of AmREIT-Maryland for new share certificates representing common shares of AmREIT-Texas.

          The reorganization has been structured to preserve unchanged the existing business, purpose, tax status, management, capitalization and assets, liabilities and net worth (other than due to the costs of the transaction) of AmREIT-Maryland and its subsidiaries (collectively, the "Company"), and the economic interests and voting rights of the stockholders of AmREIT-Maryland (who will become the shareholders of AmREIT-Texas as a result of the merger). The Board of Trust Managers and the executive officers of AmREIT-Texas will be identical to, and will have the same terms of office, as the Board of Directors and executive officers of AmREIT-Maryland. AmREIT-Texas will assume all then-existing incentive compensation plans of AmREIT-Maryland.

          PRIOR TO  EFFECTING  THE  REORGANIZATION,  THE BOARD OF  DIRECTORS  OF
     AMREIT-MARYLAND   MAY  ABANDON  OR  TERMINATE  THE  REORGANIZATION  UPON  A
     DETERMINATION THAT IT IS NO LONGER IN AMREIT-MARYLAND'S BEST INTEREST.

Description of Shares of AmREIT-Texas

          The following sections describe the anticipated equity structure of AmREIT-Texas following the reorganization described above. The equity structure of AmREIT-Texas and the provisions of its Declaration of Trust and Bylaws are designed to duplicate the structure of AmREIT-Maryland, including existing Maryland corporate statutes. Although the Board of Directors of AmREIT-Maryland has the right, prior to filing the Declaration of Trust of AmREIT-Texas with the appropriate Texas regulatory authorities, to make ministerial and other changes approved by the Board if necessary or advisable to permit AmREIT-Texas to comply fully with the TRA and the rules relating to qualification as a real estate investment trust for federal income tax purposes (a "REIT"), and also to conform to the provisions of the Articles of Incorporation of AmREIT-Maryland, it is not anticipated that there will be any significant changes from either the existing equity structure of AmREIT-Maryland or from the following description of the anticipated equity structure of AmREIT-Texas.

          COMMON SHARES. The Declaration of Trust of AmREIT-Texas will authorize the Board of Trust Managers of AmREIT-Texas to issue up to Ninety-Three Million (93,000,000) Common Shares, consisting of (x) Fifty Million (50,000,000) Class A Common Shares (the "Class A Common Shares"), (y) Three Million (3,000,000) Class B Common Shares (the "Class B Common Shares) and
     (z) Forty Million (40,000,000) Common Shares (the "Undesignated Common Shares").
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

          The Undesignated Common Shares may be issued from time to time in one or more series as authorized by the Board of Trust Managers.

          Subject to such preferential rights as may be granted by the Board of Trust Managers in connection with the future issuance of Preferred Shares, holders of Class A Common Shares are exclusively entitled to one vote for each Class A Common Share on all matters to be voted on by shareholders and are entitled to receive ratably such dividends as may be declared on the Class A Common Shares by the Board of Trust Managers in its discretion from funds legally available therefor. In the event of the liquidation, dissolution or winding up of AmREIT-Texas, holders of Class A Common Shares are entitled to share ratably with holders of Class B Common Shares that portion of such aggregate assets available for distribution as the number of outstanding Class A Common Shares held by such holder bears to the total number of (x) Class A Common Shares then outstanding, (y) the Class B Common Shares then outstanding and (z) any other series of Common Shares then outstanding that rank on a parity with the Class A Common Shares as to the distribution of assets upon liquidation.

          Holders of Common Shares have no subscription, redemption, conversion or preemptive rights. Matters submitted for shareholder approval generally require a majority vote of the shares present and voting thereon.

          The holders of Class B Common Shares will be entitled to receive, when and as declared by the Board of Trust Managers, out of funds legally available for the payment of dividends, cumulative cash dividends in an amount per Class B Common Share equal to $0.74 per annum. Dividends with respect to the Class B Common Shares will be cumulative from the date of original issuance (the "Issue Date") and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 (each, a "Dividend Payment Date"). Any dividend payable on the Class B Common Shares for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Class B Common Shares for each full dividend period will be computed by dividing the annual dividend rate by four. Such dividends shall be cumulative from the Issue Date, whether or not in any dividend period or periods such dividends shall be declared or there shall be funds legally available for the payment of such dividends, and shall be payable quarterly in arrears on the Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Dividends will be payable to holders of record as they appear in the shares records at the close of business on the applicable record date, which will be the fifteenth day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Trust Managers for the payment of dividends that is no more than thirty (30) nor less than ten (10) days prior to the Dividend Payment Date.

          Holders of Series B Common Shares shall not be entitled to any dividends, whether payable in cash, property or shares, in excess of cumulative dividends, on the Class B Common Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Class B Common Shares that may be in arrears. If any Class B Common Shares are outstanding, no full dividends will be declared or paid or set apart for payment on the Class A Common Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Class B Common Shares for all past dividend periods and the then current dividend period. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on Class B Common Shares which may be in arrears. Any dividend payment made on Class B Common Shares will first be credited against the earliest accrued but unpaid dividend due with respect to Class B Common Shares which remains payable.
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

          Holders of the Class B Common Shares will not have any voting rights, except as set forth below or as otherwise from time to time required by law. In any matter in which the Class B Common Shares may vote, including any action by written consent, each Class B Common Share will be entitled to one vote. The holders of Class B Common Shares may separately designate a proxy for the vote to which the Class B Common Shares are entitled.

          So long as any Class B Common Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Declaration of Trust, the affirmative vote of at lease 66 2/3% of the votes entitled to be case by the holders of the Class B Common Shares, at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating, subject to certain additional protections contained in the Declaration of Trust, (i) any sale of all or substantially all of the assets of AmREIT-Texas, any liquidation of AmREIT-Texas or any amendment, alteration or repeal of any of the provisions of the Declaration of Trust or the Bylaws of AmREIT-Texas that materially and adversely affects the voting powers, rights or preferences of the holders of the Class B Common Shares, or (ii) the authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior or senior to the Class B Common Shares in the distribution of assets on any liquidation, dissolution or winding up of AmREIT-Texas or in the payment of dividends.

          If and whenever six (6) consecutive quarterly dividends payable on the Class B Common Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of Trust Managers then constituting the Board of Trust Managers shall be increased by two (2) and the holders of the Class B Common Shares shall be entitled to elect the two
     (2) additional Trust Managers to serve on the Board of Trust Managers, by the vote of a plurality of the votes by the holders of the Class B Common Shares, at an annual meeting of shareholders or special meeting held in place thereof, or at special meeting of the holders of the Class B Common Shares called as hereinafter provided.

          Whenever all arrears in dividends on the Class B Common Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Class B Common Shares to elect such additional two (2) Trust Managers shall cease (but subject always to the same provision of the vesting of such voting rights in the case of any similar future arrearages in six (6) consecutive quarterly dividends), and the terms of office of all persons elected as Trust Managers by the holders of the Class B Common Shares shall forthwith terminate and the number of the Board of Trust Managers shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of Class B Common Shares, the Secretary of AmREIT-Texas may, and upon the written request of any holder of Class B Common Shares (addressed to the Secretary at the principal office of AmREIT-Texas) shall call a special meeting of the holders of the Class B Common Shares for the election of the two (2) Trust Managers to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of AmREIT-Texas for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided, shall not be called by the Secretary within twenty (20) days after receipt of any such request, then any holder of Class B Common Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the share records of AmREIT-Texas. The Trust Managers elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the Trust Managers elected by the holders of the Class B Common Shares, a successor shall be elected by the Board of Trust Managers, upon the nomination of the then remaining Trust Managers elected by the holders of the Class B Common Shares or the successor of such remaining Trust Manager, to serve until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as above provided.
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

          PREFERRED SHARES. The Declaration of Trust of AmREIT-Texas will authorize the Board of Trust Managers of AmREIT-Texas to issue up to 10,000,000 preferred shares of beneficial interest, par value $.01 per share (the "Preferred Shares"), to establish one or more series of such Preferred Shares and to determine, with respect to any series of Preferred Shares, the terms, rights, restrictions and qualifications of such series. It is not anticipated that any Preferred Shares will be outstanding following completion of the reorganization. Although the Board of Trust Managers has no present intention to do so, it could, in the future, issue a series of Preferred Shares which, due to its terms, could impede a merger, tender offer or other transaction that some, or a majority, of AmREIT-Texas' shareholders might believe to be in their best interests or in which shareholders might receive a premium over then prevailing market prices for their Common Shares.

          OWNERSHIP LIMITS AND RESTRICTIONS ON TRANSFER. For AmREIT-Texas to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), (i) not more than 50% in value of outstanding equity securities of all classes ("Equity Securities") may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year; (ii) the Equity Securities must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year; and (iii) certain percentages of AmREIT-Texas' gross income must come from certain activities.

          To ensure that five or fewer individuals do not own more than 50% in value of the outstanding Equity Securities, AmREIT-Texas' Declaration of Trust will provide generally that no holder may own, or be deemed to own by virtue of certain attribution provisions of the Code, more than 9.0% of the issued and outstanding Common Shares or more than 9.9% of the issued and outstanding shares of any series of Preferred Shares, except that H. Kerr Taylor, the Chairman of the Board and Chief Executive Officer of AmREIT-Texas, and certain related persons together may own, or be deemed to own, by virtue of certain attribution provisions of the Code, up to 9.8% (the "Taylor Ownership Limit") of the issued and outstanding Common Shares (collectively, the "Ownership Limit"). The Board of Trust Managers, upon receipt of a ruling from the IRS, an opinion of counsel, or other evidence satisfactory to the Board of Trust Managers, in its sole discretion, will be permitted to waive or change, in whole or in part, the application of the Ownership Limit with respect to any person that is not an individual (as such term is used in Section 542(a)(2) of the Code). In connection with any such waiver or change, the Board of Trust Managers will have the authority to require such representations and undertakings from such person or affiliates and to impose such other conditions as the Board of Trust Managers deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of a proposed transaction or ownership of Equity Securities on AmREIT-Texas' status as a REIT. The Board of Trust Managers also will have the authority to reduce the Taylor Ownership Limit, with the written consent of Mr. Taylor or his successor-in-interest or designee, after any transfer permitted by the Declaration of Trust.

          In addition, the Board of Trust Managers will have the right, from time to time, to increase the Common Shares Ownership Limit, except that it will not be permissible for the Board of Trust Managers (i) to increase the Ownership Limit or create additional limitations if, after giving effect thereto, AmREIT-Texas would be "closely held" within the meaning of Section 856(h) of the Code, (ii) to increase either the Common Shares Ownership Limit or the Preferred Shares Ownership Limit to a percentage that is greater than 9.9%, or (iii) to increase the Taylor Ownership Limit. Prior to any modification of the Ownership Limit or the Taylor Ownership Limit with respect to any person, the Board of Trust Managers will have the right to require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure AmREIT-Texas' status as a REIT.

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

          Under the Declaration of Trust, the Ownership Limit will not be automatically removed even if the REIT provisions of the Code are changed so as to no longer contain any ownership concentration limitation or if the ownership concentration limit is increased. In addition to preserving
     AmREIT-Texas' status as a REIT for federal income tax purposes, the Ownership Limit may prevent any person or small group of persons from acquiring control of AmREIT-Texas.

          The Declaration of Trust of AmREIT-Texas also will provide that if any issuance, transfer or acquisition of Equity Securities (i) would result in a holder exceeding the Ownership Limit, (ii) would cause AmREIT-Texas to be beneficially owned by less than 100 persons, (iii) would result in
     AmREIT-Texas being "closely held" within the meaning of Section 856(h) of the Code, or (iv) would otherwise result in the failure of AmREIT-Texas to qualify as a REIT for federal income tax purposes, then such issuance, transfer or acquisition shall be null and void to the intended transferee or holder (the "Prohibited Owner"), and the Prohibited Owner will acquire no rights to the shares. Pursuant to the Declaration of Trust, Equity Securities owned, transferred or proposed to be transferred in excess of the Ownership Limit or which would otherwise jeopardize AmREIT-Texas' status as a REIT under the Code ("Excess Shares") automatically will be deemed to have been transferred to a trustee ("Trustee") appointed by AmREIT-Texas, unaffiliated with AmREIT-Texas and the Prohibited Owner, to serve as trustee of a charitable trust ("Charitable Trust") for the exclusive benefit of one or more nonprofit organizations designated by AmREIT-Texas ("Charitable Beneficiary") such that the Excess Shares held in the Charitable Trust would not violate ownership restrictions set forth in the Declaration of Trust. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported transfer or other event that results in the transfer to the Charitable Trust. Excess Shares held by the Trustee shall be issued and outstanding Equity Securities of AmREIT-Texas. The Prohibited Owner shall have no rights in the Excess Shares, shall not benefit economically from the Excess Shares, shall have no rights to dividends or other distributions associated with the Excess Shares and shall not possess any rights to vote or other rights attributable to the Excess Shares. The Trustee shall have all voting rights and rights to dividends or other distributions to which such Excess Shares are entitled with respect to such Excess Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by AmREIT-Texas that Excess Shares have been deemed transferred to the Trustee shall be paid with respect to such Excess Shares to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee shall be held in trust for the benefit of the Charitable Beneficiary for distribution at such times as may be determined by the Trustee. The Prohibited Owner shall have no voting rights with respect to Excess Shares held in the Charitable Trust and, subject to Texas law, effective as of the date that Excess Shares have been deemed transferred to the Trustee, the Trustee shall have the authority (i) to rescind as void any vote cast, to the extent such Excess Shares are entitled to vote, by a Prohibited Owner prior to the discovery by AmREIT-Texas that Excess Shares have been deemed transferred to the Trustee and (ii) to recast such vote, to the extent such Excess Shares are entitled to vote, in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. Within twenty (20) days of receiving notice from the AmREIT-Texas that Excess Shares have been deemed Transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the Excess Shares held in the Charitable Trust to a person, designated by the Trustee, whose ownership of the Excess Shares will not violate the Ownership Limit or otherwise jeopardize AmREIT-Texas' status as a REIT under the Code. Upon such sale, the interest of the Charitable Beneficiary in the Excess Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as follows: (i) The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Excess Shares or, if the Prohibited Owner did not give value for the Excess Shares in connection with the event that resulted in the transfer of such Excess Shares to the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the market price at the time of such gift, devise or other transaction which resulted in the transfer of the Excess Shares and (2) the price per Excess Share (net of costs of sales) received by the Trustee from the sale or other disposition of the Excess Shares held in the Charitable Trust; and (ii) Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by AmREIT-Texas that Excess Shares have been deemed transferred to the Trustee, such Excess Shares are sold by a Prohibited Owner, then (i) such Excess Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Excess Shares that exceeds the amount that such Prohibited Owner would have been entitled to receive if such Excess Shares had been sold by the Trustee such excess shall be paid to the Trustee upon demand. Excess Shares will be subject to repurchase by AmREIT-Texas at its election. Excess Shares shall be deemed to have been offered for sale to AmREIT-Texas or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such deemed transfer to the Charitable Trust (or, in the case of a devise or gift or event other than a transfer or acquisition which results in the deemed transfer of Excess Shares, the market price at the time of such devise or gift or event other than a transfer or acquisition which results in the deemed transfer of Excess Shares) and (ii) the market price of the Excess Shares on the date AmREIT-Texas, or its designee, accepts such offer. AmREIT-Texas and its assignees shall have the right to accept such offer until the Trustee has otherwise sold the Excess Shares held in the Charitable Trust. Upon such a sale to AmREIT-Texas or its designees, the interest of the Charitable Beneficiary in the Excess Shares sold shall terminate and the Trustee shall distribute all net sales proceeds of the sale to the Prohibited Owner.

          If the Board of Trust Managers or any duly authorized committee thereof shall at any time determine in good faith that a transfer or other event has taken or is otherwise proposed to take place that results or will result in a violation of the Ownership Limit or otherwise jeopardizes AmREIT-Texas status as a REIT under the Code, the Board of Trust Managers or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such transfer or other event, including, without limitation, causing AmREIT-Texas to redeem Equity Securities, refusing to give effect to such transfer on the books of AmREIT-Texas or instituting proceedings to enjoin such transfer or other event; provided, however that any transfer or attempted transfer or other event in violation of the Declaration of Trust shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trust Managers or a committee thereof.

          Under the Declaration of Trust, AmREIT-Texas will have the authority, at any time, to waive the requirement that Excess Shares be deemed outstanding in accordance with the provisions of the Declaration of Trust if the fact that such Excess Shares is deemed to be outstanding would, in the opinion of nationally recognized tax counsel, jeopardize the status of AmREIT-Texas as a REIT for federal income tax purposes.

          All certificates issued by AmREIT-Texas representing Equity Securities will bear a legend referring to the restrictions described above.

          The Declaration of Trust of AmREIT-Texas also will provide that all persons who own, directly or by virtue of the attribution provisions of the Code, more than 5.0% of the outstanding Equity Securities (or such lower percentage as may be set by the Board of Trust Managers), must give written notice to AmREIT-Texas containing information specified in the Declaration of Trust no later than January 30 of each year. In addition, each shareholder will be required, upon demand, to disclose to AmREIT-Texas in writing such information with respect to the direct, indirect and constructive ownership of shares as the Trust Managers deem necessary to comply with the provisions of the Code, as applicable to a REIT, or to comply with the requirements of a governmental authority or agency.

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

          The ownership limitations described above may have the effect of inhibiting or impeding acquisitions of control of AmREIT-Texas by a third party. See "Certain Provisions of the Declaration of Trust, Bylaws and Texas Law," below.

     Certain Provisions of the Declaration of Trust and Bylaws of AmREIT-Texas and of Texas Law.

          The Declaration of Trust and the Bylaws of AmREIT-Texas will contain certain provisions that may inhibit or impede acquisition or attempted acquisition of control of AmREIT-Texas by means of a tender offer, a proxy contest or otherwise. These provisions, which are like those for AmREIT-Maryland, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of AmREIT-Texas to negotiate first with the Board of Trust Managers. AmREIT-Texas believes that these provisions increase the likelihood that proposals initially will be on more attractive terms than would be the case in their absence and increase the likelihood of negotiations, which could outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in improvement of terms. The description set forth below is only a summary of the expected terms of the Declaration of Trust and the Bylaws (copies of which will be filed with the Securities and Exchange Commission following completion of the reorganization). See "Description of Shares of AmREIT-Texas -- Ownership Limits and Restrictions on Transfer."

          NUMBER OF TRUST MANAGERS; REMOVAL; FILLING VACANCIES. The Declaration of Trust will provide that the initial number of trust managers shall be five (5) but that the number of trust managers will thereafter be fixed by the Bylaws, although never less than three (3) nor more than nine (9). In addition, the Bylaws will provide that, unless the Board of Trust Managers otherwise determines, any vacancies (other than vacancies created by an increase in the total number of trust managers) will be filled by the affirmative vote of a majority of the remaining trust managers, although less than a quorum, and any vacancies created by an increase in the total number of trust managers may be filled by a majority of the entire Board of Trust Managers. Accordingly, the Board of Trust Managers could temporarily prevent any shareholder from enlarging the Board of Trust Managers and then filling the new directorship with such shareholder's own nominees.

          The Declaration of Trust and the Bylaws also will provide that trust managers may be removed only for cause upon the affirmative vote of holders of at least 80% of the entire voting power of all the then-outstanding shares entitled to vote generally in the election of trust managers, voting together as a single class.

          RELEVANT FACTORS TO BE CONSIDERED BY THE BOARD OF TRUST MANAGERS. The Declaration of Trust will provide that, in determining what is in the best interest of AmREIT-Texas in evaluating a "business combination," "change in control" or other transaction, a trust manager of AmREIT-Texas shall consider all of the relevant factors, which may include (i) the immediate and long-term effects of the transaction on the shareholders of AmREIT-Texas, including shareholders, if any, who do not participate in the transaction; (ii) the social and economic effects of the transaction on the employees, suppliers, creditors and customers of AmREIT-Texas and others dealing with AmREIT-Texas and on the communities in which AmREIT-Texas operates and is located; (iii) whether the transaction is acceptable, based on the historical and current operating results and financial condition of AmREIT-Texas; (iv) whether a more favorable price could be obtained for the shares or other securities of AmREIT-Texas in the future; (v) the future value of the securities of AmREIT-Texas; (vii) any legal or regulatory issues raised by the transaction; and (viii) the business and financial condition and earnings prospects of the other party or parties to the proposed transaction including, without limitation, debt service and other existing financial obligations, financial obligations to be incurred in connection with the transaction, and other foreseeable financial objections of such other party or parties. Pursuant to this provision, the Board of Trust Managers may consider subjective factors affecting a proposal, including certain nonfinancial matters, and, on the basis of these considerations, may oppose a business combination or other transaction which, evaluated only in terms of its financial merits, might be attractive to some, or a majority, of the shareholders of AmREIT-Texas.

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

          ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER NOMINATIONS. The Bylaws will provide for an advance notice procedure for shareholders to make nominations of candidates for trust manager (the "Shareholder Notice Procedure").

          Pursuant to the Shareholder Notice Procedure only persons who are nominated by, or at the direction of, the Board of Trust Managers, or by a shareholder who has given timely written notice containing specified information to the Secretary of AmREIT-Texas prior to the meeting at which trust managers are to be elected, will be eligible for election as trust managers of AmREIT-Texas. In general, for notice of shareholder nominations to be timely, it will be a requirement that such notice be received by AmREIT-Texas at least ninety (90) days prior to an annual meeting of shareholders and within seven (7) days following the date on which notice of a special meeting of shareholders to elect trust managers is first given to shareholders.

          The purpose of requiring shareholders to give AmREIT-Texas advance notice of nominations is to afford the Board of Trust Managers a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board of Trust Managers, to inform shareholders and make recommendations about such nominees, as well as to ensure an orderly procedure for conducting meetings of shareholders. Although the Bylaws will not give the Board of Trust Managers power to block shareholder nominations for the election of trust managers, they may have the effect of discouraging a shareholder from proposing nominees, precluding a contest for the election of trust managers if procedural requirements are not met, and deterring third parties from soliciting proxies for a non-management slate of trust managers, without regard to the merits of such slate.

          PREFERRED SHARES. The Declaration of Trust will authorize the Board of Trust Managers to establish one or more series of Preferred Shares and to determine, with respect to any series of Preferred Shares, the terms, rights, restrictions, qualifications and other terms of such series. See "Description of Shares of AmREIT-Texas -- Preferred Shares." AmREIT-Texas believes that the ability of the Board of Trust Managers to issue one or more series of Preferred Shares will provide AmREIT-Texas with increased flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs. The authorized Preferred Shares will be available for issuance without further action by AmREIT-Texas' shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which AmREIT-Texas' securities may be listed or traded. Although the Board of Trust Managers has no present intention to do so, it could, in the future, issue a series of Preferred Shares which, due to its terms, could impede a merger, tender offer or other transaction that some, or a majority, of the shareholders of AmREIT-Texas might believe to be in their best interests or in which shareholders might receive a premium over then prevailing market prices for their Common Shares.

          AMENDMENT OF DECLARATION OF TRUST. The Declaration of Trust will provide AmREIT-Texas reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in its Declaration of Trust and any other provisions authorized by the laws of the State of Texas at the time in force may be added or inserted in the manner now or hereafter prescribed in the Declaration of Trust or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, trust managers or any other persons whomsoever by and pursuant to the Declaration of Trust are granted subject to these rights; provided, however, that any amendment or repeal of certain articles of the Declaration of Trust shall not adversely affect any right or protection existing thereunder immediately prior to such amendment or repeal.

          RIGHTS TO PURCHASE SECURITIES AND OTHER PROPERTY. The Declaration of Trust will authorize the Board of Trust Managers to create and issue rights entitling the holders thereof to purchase from AmREIT-Texas shares of beneficial interest or other securities or property. The times at which and terms upon which such rights are to be issued are within the discretion of the Board of Trust Managers. This provision is intended to confirm the authority of the Board of Trust Managers to issue share purchase rights which could have terms that would impede a merger, tender offer or other takeover attempt, or other rights to purchase securities of AmREIT-Texas or any other entity.

          BUSINESS COMBINATIONS. The Declaration of Trust will establish special requirements with respect to "business combinations" (including, but not limited to, a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between AmREIT-Texas and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of AmREIT-Texas' shares (an "Interested Shareholder"), subject to certain exemptions. These provisions will be structured to duplicate, as nearly as possible, the existing Maryland corporate statutes relating to business combinations. In general, the Declaration of Trust will provide that an Interested Shareholder or any affiliate thereof may not engage in a "business combination" with AmREIT-Texas for a period of five years following the date he becomes an Interested Shareholder. Thereafter, pursuant to the Declaration of Trust, such transactions will be required to be (i) approved by the Board of Trust Managers of AmREIT-Texas and (ii) approved by the affirmative vote of at least 80 percent of the votes entitled to be cast by outstanding shares of voting stock of AmREIT-Texas, voting together as a single voting group; and two-thirds of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested shareholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested shareholder, voting together as a single voting group. These provisions of the Declaration of Trust will not apply, however, to business combinations that are approved or exempted by the Board of Trust Managers of AmREIT-Texas prior to the time that the Interested Shareholder becomes an Interested Shareholder.

          CONTROL SHARE ACQUISITIONS. The Declaration of Trust will provide that "control shares" of AmREIT-Texas acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders, excluding shares owned by the acquiror, officers of AmREIT-Texas and employees of AmREIT-Texas who are also trust managers of AmREIT-Texas. These provisions will be structured to duplicate, as nearly as possible, the existing Maryland corporate statutes relating to control share acquisitions. Accordingly, "control shares" will be defined as shares which, if aggregated with all other shares previously acquired which the person is entitled to vote, would entitle the acquiror to vote (i) 20% or more but less than one-third;
     (ii) one-third or more but less than a majority; or (iii) a majority of the outstanding shares. Control shares will not include shares that the acquiring person is entitled to vote on the basis of prior shareholder approval. A "control share acquisition" will be defined as the acquisition of control shares, subject to certain exemptions that will be enumerated in the Declaration of Trust.

          The Declaration of Trust will provide that a person who has made or proposed to make a control share acquisition and who has obtained a definitive financing agreement with a responsible financial institution providing for any amount of financing not to be provided by the acquiring person may compel the Board of Trust Managers of AmREIT-Texas to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the Declaration of Trust will permit AmREIT-Texas itself to present the question at any shareholders' meeting.

          Pursuant to the Declaration of Trust, if voting rights are not approved at a shareholders' meeting or if the acquiring person does not deliver an acquiring person statement as required by the Declaration of Trust, then, subject to certain conditions and limitations to be set forth in the Declaration of Trust, AmREIT-Texas will have the right to redeem any or all of the control shares, for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any meeting of shareholders at which the voting rights of such shares are considered and not approved. Under the Declaration of Trust, if voting rights for control shares are approved at a shareholders' meeting and as a result the acquiror would be entitled to vote a majority of the shares entitled to vote, all other shareholders will have the rights of dissenting shareholders under the TRA. The Declaration of Trust also will provide that the fair value of the shares for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition, and that certain limitations and restrictions of the TRA otherwise applicable to the exercise of dissenters' rights will not apply.

          These provision of the Declaration of Trust will not apply to shares acquired in a merger, consolidation or share exchange if AmREIT-Texas is a party to the transaction, or if the acquisition is approved or excepted by the Declaration of Trust or Bylaws of AmREIT-Texas prior to a control share acquisition.

          OWNERSHIP LIMIT. The limitation on ownership of shares of Common Shares set forth in the Declaration of Trust of AmREIT-Texas could have the effect of discouraging offers to acquire AmREIT-Texas and of increasing the difficulty of consummating any such offer. See "Description of Shares of AmREIT-Texas -- Ownership Limits and Restrictions on Transfer."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

1.       Financial Statements of Businesses Acquired.

                  Not applicable.

2.       Pro Forma Financial Information.

                  Not applicable.

3.       Exhibits.

                  None.


                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     AmREIT, Inc.



                                               By:          /s/ H. Kerr Taylor
                                                                H. Kerr Taylor
                                                                President

Dated:  December 23, 2002








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